                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  April 6, 2006
                                  -------------

                       ANNALY MORTGAGE MANAGEMENT, INC.
                       --------------------------------
             (Exact name of registrant as specified in its charter)

          Maryland                     1-13447               22-3479661
         ----------                    -------               ----------
(State or Other Jurisdiction        (Commission            (IRS Employer
      of Incorporation)             File Number)         Identification No.)

                  1211 Avenue of the Americas
                         Suite 2902
                      New York, New York                       10036
                   ------------------------                  -----------
         (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:   (212) 696-0100

                                    No Change
                                    ---------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
           ------------------------------------------

        Public Offering of Common Stock
        -------------------------------

        On April 6, 2006, Annaly Mortgage Management, Inc. (the "Company")
entered into an underwriting agreement with Merrill Lynch, Pierce, Fenner &
Smith Incorporated, Citigroup Global Markets Inc., and UBS Securities LLC as
representatives of the several underwriters (collectively, the "Common Stock
Underwriters"), relating to the sale of 34,100,000 shares of Common Stock, par value $0.01 per share (the "Common Stock"), and the granting of an over-allotment option for an additional 5,115,000 shares of Common Stock to the
Common Stock Underwriters solely to fulfill over-allotments. The Common Stock offering is expected to close on April 12, 2006.

         The aggregate net proceeds of the Common Stock offering, excluding the proceeds the Company may obtain from the exercise of the over-allotment option, to the Company (after deducting estimated expenses) are estimated to be approximately $380.39 million.

        Public Offering of Preferred Stock
        ----------------------------------

        On April 6, 2006, the Company entered into an underwriting agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Bear, Stearns & Co.
Inc. (collectively, the "Preferred Stock Underwriters"), relating to the sale of
4,000,000 shares of 6% Series B Cumulative Convertible Preferred Stock, $25.00
liquidation preference (the "Series B Preferred Stock"), and the granting of an over-allotment option for an additional 600,000 shares of Series B Preferred
Stock to the Preferred Stock Underwriters solely to fulfill over-allotments. The
Series B Preferred Stock offering is expected to close on April 12, 2006.

         The aggregate net proceeds of the Series B Preferred Stock offering, excluding the proceeds the Company may obtain from the exercise of the over-allotment option, to the Company (after deducting estimated expenses) are estimated to be approximately $96.75 million.

Item 3.03. Material Modification to Rights of Security Holders
           ---------------------------------------------------

        On April 6, 2006, the Company entered into an underwriting agreement with the Preferred Stock Underwriters, relating to the sale of 4,000,000 shares of Series B Preferred Stock, and the granting of an over-allotment option for an additional 600,000 shares of Series B Preferred Stock to the Preferred Stock
Underwriters solely to fulfill over-allotments. As set forth in the Articles
Supplementary establishing the rights and preferences of the Series B Preferred
Stock filed with the Maryland State Department of Assessments and Taxation on
April 10, 2006, the Company will pay cumulative dividends on the Series B
Preferred Stock from and including the date of original issuance in the amount of $1.50 per share each year, which is equivalent to 6% of the $25.00 liquidation preference per share. Dividends on the Series B Preferred Stock will be payable quarterly in arrears, beginning on June 30, 2006. The Company's only other preferred stock outstanding as of the date of this prospectus supplement are 7,412,500 shares of its 7.875% Series A Cumulative Redeemable Preferred
Stock ("Series A Preferred Stock") with a

liquidation preference of $25.00 per share. The Series A Preferred Stock ranks on parity with the Series B Preferred Stock.

         Holders may convert the Series B Preferred Stock into shares of the
Company's common stock subject to certain conditions. The conversion rate will initially be 1.7730 shares of common stock per Series B Preferred Stock, which is equivalent to an initial conversion price of approximately $14.10 per share of common stock. The conversion rate will be subject to adjustment upon the occurrence of specified events.

         If certain fundamental changes occur, holders may require the Company in certain circumstances to repurchase all or part of their Series B Preferred
Stock. In addition, if a holder elects to convert the Series B Preferred Stock in connection with a fundamental change, the Company will pay a make whole premium by increasing the conversion rate applicable to the conversion.

         On or after April 5, 2011, the Company may, at its option, cause the
Series B Preferred Stock to be automatically converted into that number of shares of common stock that are issuable at the then prevailing conversion rate.
The Company may exercise its conversion right only if, for 20 trading days within any period of 30 consecutive trading days (including the last trading day of such period), the closing price of its common stock equals or exceeds 130% of then prevailing conversion price of the Series B Preferred Stock. Investors in the Company's Series B Preferred Stock will generally have no voting rights, but will have limited voting rights if the Company fails to pay dividends for six or more quarters and under certain other circumstances.

         The Company Series B Preferred Stock is subject to certain restrictions on ownership designed to preserve the Company's qualification as a real estate investment trust for federal income tax purposes.

         The foregoing description of the Articles Supplementary does not purport to be complete and is qualified in its entirety by reference to the
Articles Supplementary, which is filed as Exhibit 3.1 hereto, and is incorporated into this report by reference.

Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

         (a) Not applicable.

         (b) Not applicable.

         (c) Not applicable.

         (d) Exhibits:

                        1.1     Common Stock Underwriting Agreement, dated
                                April 6, 2006, between the Company and
                                Merrill Lynch, Pierce, Fenner & Smith
                                Incorporated, Citigroup Global Markets Inc.,
                                and UBS Securities LLC as representatives of
                                the several underwriters.

                        1.2     Series B Preferred Stock Underwriting
                                Agreement, dated April 6, 2006, between the
                                Company and Merrill Lynch, Pierce, Fenner &
                                Smith Incorporated and Bear, Stearns & Co.
                                Inc.

                        3.1     Articles Supplementary to the Company's
                                Amended and Restated Articles of
                                Incorporation, dated April 10, 2006.

                        4.1     Form of 6% Series B Cumulative Convertible
                                Preferred Stock Certificate.

                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Annaly Mortgage Management, Inc.

                                By: /s/ Kathryn Fagan
                                   ----------------------------------------
                                    Name: Kathryn Fagan
                                    Title: Chief Financial Officer

Date: April 10, 2006